UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2020

Grapefruit USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50099	95-4451059
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number),	Identification No.)

10866 Wilshire Blvd., Suite 225 Los Angeles, CA 90024

(Address of Principal Executive Offices) (Zip Code)

(310) 205-1382

(Registrant’s telephone number, including area code)

(F/K/A Imaging3, Inc.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class is $.0001 par value common stock	GPFT	OTCQB

Item 1.01.Entry Into a Material Definitive Agreement

On July 27, 2020 the Company executed an Exclusive License and Supply Agreement (the “Agreement”) with Zylo Therapeutics, Inc. (“ZTI”) of Greenville, S.C which grants the Company an exclusive license to use ZTI’s patented Xerogel silica delivery system (Z-Pods) to power the Company’s disruptive “Hourglass by Grapefruit™” THC+Cannabinoid full spectrum time-release topical delivery cream. The license covers initially California and Illinois and provides a mechanism to add additional states as THC becomes legal in such states. The license also covers the countries of Canada and Mexico. Under the terms of the Agreement, the company will provide common stock grants, cash payments and royalties to ZTI.

Item 9.01 Exhibits

Exhibit 1.01	Exclusive License and Supply Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Grapefruit USA, Inc.

	By	/s/ Bradley J. Yourist
	Name:	Bradley J. Yourist
	Title:	CEO and Director
Date: July 31, 2020

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